EXHIBIT 32.2

SECTION 906

CERTIFICATION

I, Steven R. Coke, Interim Principal Financial and Accounting Officer of Papa John’s International, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.    The Report on Form 10-Q of the Company for the quarterly period ended June 28, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2020	/s/ Steven R. Coke
Steven R. Coke
Interim Principal Financial and Accounting Officer